EXHIBIT 10.1
TENTH AMENDMENT TO CREDIT AGREEMENT
     THIS TENTH AMENDMENT TO CREDIT AGREEMENT, dated as of the 23rd day of June, 2006 (this “Tenth Amendment”), is made among SELECTIVE INSURANCE GROUP, INC., a New Jersey corporation with its principal offices in Branchville, New Jersey (the “Parent”), SELECTIVE INSURANCE COMPANY OF AMERICA, a New Jersey corporation with its principal offices in Branchville, New Jersey (“SICA,” and collectively with the Parent, the “Borrowers”), and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank and hereinafter, the “Lender”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement referred to below, as amended by this Tenth Amendment. Unless otherwise specified, section references herein refer to sections set forth in the Credit Agreement, as amended by this Tenth Amendment.
RECITALS
     A. The Borrowers and the Lender are parties to a Credit Agreement, dated as of October 22, 1999 (as amended, the “Credit Agreement”), providing for the availability of a revolving credit facility to the Borrowers upon the terms and conditions set forth therein.
     B. The Borrowers have requested an extension of the maturity of such revolving credit facility, as more fully set forth herein, and the Lender has agreed to such extension upon the terms and conditions set forth herein.
STATEMENT OF AGREEMENT
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves and their successors and assigns, agree as follows:
ARTICLE I
AMENDMENT TO CREDIT AGREEMENT
     1.1 The following definitions are hereby added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:
     “Tenth Amendment” shall mean the Tenth Amendment to Credit Agreement, dated as of June 23, 2006.
     1.2 The following definitions appearing in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:
     “Agreement” shall mean this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment and the Tenth Amendment and as further amended, modified or supplemented from time to time.

     “Maturity Date” shall mean August 22, 2006 or such later date to which the Maturity Date may be extended pursuant to Section 2.18.
     1.3 Section 2.18 is hereby amended by replacing the references therein to “June 23, 2006” with “August 22, 2006.”
ARTICLE II
EFFECTIVENESS
     2.1 This Tenth Amendment shall become effective as of June 23, 2006 (the “Tenth Amendment Effective Date”) when, and only when, each of the following conditions shall have been satisfied:
     (a) The Lender shall have received the following, each dated as of the Tenth Amendment Effective Date:
     (i) an executed counterpart hereof from each of the Borrowers;
     (ii) a certificate, signed by the president, the chief executive officer or the chief financial officer of each of the Borrowers, in form and substance reasonably satisfactory to the Lender, certifying that as of the Tenth Amendment Effective Date, (i) each of the representations and warranties of such Borrower contained in this Tenth Amendment, the Credit Agreement and the other Credit Documents is true and correct on and as of the Tenth Amendment Effective Date, both immediately before and after giving effect to this Tenth Amendment, with the same effect as if made on and as of such date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date) and (ii) on and as of the Tenth Amendment Effective Date, both immediately before and after giving effect to this Tenth Amendment, no Default or Event of Default has occurred and is continuing; and
     (iii) a certificate of the secretary or assistant secretary of each Borrower, in form and substance reasonably satisfactory to the Lender, certifying that (i) the articles or certificate of incorporation or other comparable organizational documents and the bylaws or comparable governing documents of such entity have not been amended since the Ninth Amendment Effective Date (or, if and to the extent any of the foregoing have been amended since such date, a statement to such effect, attaching copies thereof) and (ii) that attached thereto is a true and complete copy of resolutions adopted by the board of directors (or similar governing body) of such Borrower, authorizing the execution, delivery and performance of this Tenth Amendment.
     (b) The Borrowers shall have paid all fees and expenses relating to the Tenth Amendment and the Credit Agreement which are due and payable on the Tenth Amendment Effective Date, including all fees and expenses of the Lender required hereunder or under any other Credit Document to be paid on or prior to the Tenth Amendment Effective Date (including reasonable fees and expenses of counsel) in connection with this Tenth Amendment and the transactions contemplated hereby.

     (c) Since December 31, 2005, both immediately before and after giving effect to the Tenth Amendment, there shall not have occurred any Material Adverse Change with respect to either Borrower or any event, condition or state of facts that is reasonably likely to result in a Material Adverse Change with respect to either Borrower.
     (d) The Lender shall have received such other documents, certificates, opinions, and instruments in connection with the Tenth Amendment as it shall have reasonably requested.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     3.1 Each of the Borrowers hereby represents and warrants to the Lender that, after giving effect to this Tenth Amendment:
     (a) Each of the representations and warranties of such Borrower contained in the Credit Agreement is true and correct on and as of the Tenth Amendment Effective Date with the same effect as if made on and as of the Tenth Amendment Effective Date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date).
     (b) On and as of the Tenth Amendment Effective Date and both immediately before and after giving effect to the Tenth Amendment, no Default or Event of Default has occurred and is continuing.
ARTICLE IV
GENERAL
     4.1 Full Force and Effect. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this Tenth Amendment. Any reference to the Credit Agreement or any of the other Credit Documents herein or in any such documents shall refer to the Credit Agreement and Credit Documents as amended hereby. This Tenth Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Tenth Amendment shall constitute a Credit Document under the terms of the Credit Agreement.
     4.2 Expenses. The Borrowers agree on demand (i) to pay all reasonable fees and expenses of counsel to the Lender and (ii) to reimburse the Lender for all reasonable out-of-pocket costs and expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this Tenth Amendment.
     4.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (including Sections 5-1401 and 5-1402 of the

New York General Obligations Law, but excluding all other choice of law and conflicts of law rules).
     4.4 Counterparts. This Tenth Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.
     4.5 Construction. The headings of the various sections and subsections of this Tenth Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.
     4.6 Severability. To the extent any provision of this Tenth Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Tenth Amendment in any jurisdiction.
     4.7 Successors and Assigns. This Tenth Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.
[signatures appear on the following pages]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Tenth Amendment to be executed by its duly authorized officer as of the Tenth Amendment Effective Date.

SELECTIVE INSURANCE GROUP, INC.

By:	/s/ Dale A. Thatcher

Name:	Dale A. Thatcher
Title:	EVP, CFO & Treasurer

SELECTIVE INSURANCE COMPANY OF AMERICA

By:	/s/ Dale A. Thatcher

Name:	Dale A. Thatcher
Title:	EVP, CFO & Treasurer
(signatures continue)
SIGNATURE PAGE TO
TENTH AMENDMENT

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Grainne M. Pergolini

Name:	Grainne M. Pergolini

Title:	Vice President

SIGNATURE PAGE TO
TENTH AMENDMENT